Exhibit 99.1

Ping Identity Reports Second Quarter 2020 Results, Provides Outlook for Third Quarter

●	ARR was $235.2 million, up 19% from the prior year period
●	Total revenue was $59.0 million, of which 92% was subscription revenue
●	Announced the appointment of Candace Worley as Chief Product Officer

DENVER – August 12, 2020 – Ping Identity Holding Corp. (“Ping Identity,” or the “Company”) (NYSE: PING), the Intelligent Identity solution for the enterprise, today announced its financial results for the quarter ended June 30, 2020.

“Ping closed the quarter with great momentum, exceeding our expectations across all key metrics. Our customers are leveraging Ping’s offerings to provide comprehensive and advanced hybrid cloud identity solutions for their digital transformation strategies,” said Andre Durand, Ping Identity’s Chief Executive Officer.

"Identity-based security has become a critical capability for enterprises in this new business environment. Remote work for employees brings with it increased security threats and consumers are demanding contact-less, digital means of transacting for goods and services. Ping is well positioned for continued growth and leadership in this new business climate," Durand concluded.

Financial Highlights for the Second Quarter of 2020

ARR: Ending ARR at June 30, 2020 was $235.2 million and represented a 19% increase compared to the same period last year. Ping Identity defines ARR as the annualized value of all subscription contracts as of the end of the period.

Revenue: Total revenue for the second quarter of 2020 was $59.0 million. Subscription revenue was $54.3 million.

Cash Flow: Net cash provided by operating activities was $21.2 million in the six months ended June 30, 2020 compared to $8.1 million in the six months ended June 30, 2019. Unlevered Free Cash Flow was $14.3 million for the six months ended June 30, 2020 compared to $9.0 million for the six months ended June 30, 2019.

Dollar-Based Net Retention Rate: For the period ended June 30, 2020, Ping Identity’s dollar-based net retention rate was 111%.

Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.

Recent Business Highlights

●	Delivered our annual industry conference, Identiverse, in a fully remote and virtual format
●	Expanded our available cloud offerings on the AWS marketplace
●	Ended the quarter with 242 customers over $250,000 in ARR, representing a 13% year-over-year growth rate in that cohort of customers.

“Our second quarter performance demonstrates the resiliency of identity security and our ability to balance growth and profitability amidst a difficult economic backdrop,” stated Raj Dani, Chief Financial Officer of Ping Identity. “Total ARR grew 19% versus the prior year period, which we believe provides the best representation of the underlying health of the business. Our Unlevered Free Cash Flow margin was 8% and Adjusted EBITDA margin was 13% for the quarter.”

“The hybrid nature of our platform continues to differentiate Ping in the market as large enterprise customers seek flexibility, customization, and control of their identity infrastructure. As we start to normalize operations in this new environment, we look forward to leaning into investments that will expand our platform and address our massive market opportunity.”

Financial Outlook

Ping Identity provides the following expected financial guidance for the quarter ending September 30, 2020:

●	Quarter Ending September 30, 2020:

Total ARR of $240.2 million to $242.2 million

Total Revenue of $54.0 million to $57.0 million

Unlevered Free Cash Flow of ($10.0) million to ($8.0) million

●	Year Ending December 31, 2020:

Given prevailing macro uncertainties related to the COVID-19 pandemic, Ping Identity is not providing a full year outlook

Conference Call Details

In conjunction with this announcement, Ping Identity will host a conference call today, August 12, 2020, at 5:00 p.m. Eastern Time to discuss its financial results. Investors and participants can register for the call in advance by visiting http://www.directeventreg.com/registration/event/7836808. After registering, instructions will be shared on how to join the call including dial-in information as well as a unique passcode and registrant ID. At the time of the call, registered participants will dial in using the numbers from the confirmation email, and upon entering their unique passcode and ID, will be entered directly into the conference.

Following the conference call, a replay will be available until 11:59 p.m. Eastern time on August 19, 2020. The replay dial-in number will be (800) 585-8367 or for international (416) 621-4642, using the replay number pin: 7836808. An archived webcast of the call will also be available at https://investor.pingidentity.com.

Use of Non-GAAP Financial Information

In addition to Ping Identity’s results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this press release and discussed on the related teleconference call are useful in evaluating its operating performance: Non-GAAP Gross Profit, Non-GAAP Gross Profit Margin, Non-GAAP Operating Expenses, Non-GAAP Net Income, Non-GAAP Net Income Per Share, Levered Free Cash Flow, Unlevered Free Cash Flow, Adjusted EBITDA, and Adjusted EBITDA margin. Certain of these non-GAAP measures exclude stock-based compensation, depreciation and amortization expense, loss on extinguishment of debt and acquisition-related expenses. Ping Identity believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Forward-Looking Statements

In addition to historical consolidated financial information, certain statements in this press release and on the related teleconference call may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical fact included in this press release and on the related teleconference call are forward-looking statements. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements Ping Identity makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results or its plans and objectives for future operations, growth initiatives, or strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s other filings with the SEC which include, but are not limited to: the impact of the COVID-19 outbreak; our ability to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences; our ability to enhance and deploy our cloud-based offerings while continuing to effectively offer our on-premise offerings; our ability to maintain or improve our competitive position; the impact on our business of a network or data security incident or unauthorized access to our network or data or our customers’ data; the effects on our business if we are unable to acquire new customers, if our customers do not renew their arrangements with us, or if we are unable to expand sales to our existing customers or develop new solutions or solution packages that achieve market acceptance; our ability to manage our growth effectively, execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges; our dependence on our senior management team and other key employees; our ability to enhance and expand our sales and marketing capabilities; our ability to attract and retain highly qualified personnel to execute our growth plan; the risks associated with interruptions or performance problems of our technology, infrastructure and service providers; our dependence on Amazon Web Services cloud infrastructure services; the impact of data privacy concerns, evolving regulations of cloud computing, cross-border data transfer restrictions and other domestic and foreign laws and regulations; the impact of volatility in quarterly operating results; the risks associated with our revenue recognition policy and other factors may distort our financial results in any given period; the effects on our customer base and business if we are unable to enhance our brand cost-effectively; our ability to comply with anti-corruption, anti-bribery and similar laws; our ability to comply with governmental export and import controls and economic sanctions laws; our ability to comply with HIPAA; the potential adverse impact of legal proceedings; the impact of our frequently long and unpredictable sales cycle; our ability to identify suitable acquisition targets or otherwise successfully implement our growth strategy; the impact of a change in our pricing model; our ability to meet service level commitments under our customer contracts; the impact on our business and reputation if we are unable to provide high-quality customer support; our dependence on strategic relationships with third parties; the impact of adverse general and industry-specific economic and market conditions and reductions in IT and identity spending; the ability of our platform, solutions and solution packages to interoperate with our customers’ existing or future IT infrastructures; our dependence on adequate research and development resources and our ability to successfully complete acquisitions; our dependence on the integrity and scalability of our systems and infrastructures; our reliance on software and services from other parties; the impact of real or perceived errors, failures, vulnerabilities or bugs in our solutions; our ability to protect our proprietary rights; the impact on our business if we are subject to infringement claim or a claim that results in   a significant damage award; the risks associated with our use of open source software in our solutions, solution packages and subscriptions; our reliance on SaaS vendors to operate certain functions of our business; the risks associated with indemnity provisions in our agreements; the risks associated with liability claims if we breach our contracts; the impact of the failure by our customers to pay us in accordance with the terms of their agreements; our ability to expand the sales of our solutions and solution packages to customers located outside of the United States; the risks associated with exposure to foreign currency fluctuations; the impact of Brexit; the impact of potentially adverse tax consequences associated with our international operations; the impact of changes in tax laws or regulations; the impact of the Tax Act; our ability to maintain our corporate culture; our ability to develop and maintain proper and effective internal control over financial reporting; our management team’s limited experience managing a public company; the risks associated with having operations and employees located in Israel; the risks associated with doing business with governmental entities; and the impact of catastrophic events on our business. Given these factors, as well as other variables that may affect Ping Identity’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Ping Identity

Ping Identity is the Intelligent Identity solution for the enterprise. We enable companies to achieve Zero Trust identity-defined security and more personalized, streamlined user experiences. The Ping Intelligent Identity™ platform provides customers, workforce, and partners with access to cloud, mobile, SaaS and on-premises applications across the hybrid enterprise. Over half of the Fortune 100 choose us for our identity expertise, open standards, and partnerships with companies including Microsoft and Amazon. We provide flexible identity solutions that accelerate digital business initiatives, delight customers, and secure the enterprise through multi-factor authentication, single sign-on, access management, intelligent API security, directory, and data governance capabilities. For more information, visit www.pingidentity.com.

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Subscription	$54,268	$56,272	$111,086	$103,892
Professional services and other	4,713	6,188	9,307	9,006
Total revenue	58,981	62,460	120,393	112,898
Cost of revenue:
Subscription (exclusive of amortization shown below)(1)	7,509	5,652	14,618	10,833
Professional services and other (exclusive of amortization shown below)(1)	4,226	3,675	8,239	6,916
Amortization expense	4,944	3,956	9,546	7,822
Total cost of revenue	16,679	13,283	32,403	25,571
Gross profit	42,302	49,177	87,990	87,327
Operating expenses:
Sales and marketing(1)	20,751	20,026	42,941	37,334
Research and development(1)	11,411	10,857	23,625	22,311
General and administrative(1)	11,726	8,664	23,115	15,748
Depreciation and amortization	4,233	4,153	8,482	8,274
Total operating expenses	48,121	43,700	98,163	83,667
Income (loss) from operations	(5,819)	5,477	(10,173)	3,660
Other income (expense):
Interest expense	(724)	(4,133)	(1,230)	(8,249)
Other income (expense), net	695	234	(555)	225
Total other income (expense)	(29)	(3,899)	(1,785)	(8,024)
Income (loss) before income taxes	(5,848)	1,578	(11,958)	(4,364)
Benefit for income taxes	2,932	178	4,876	1,241
Net income (loss)	$(2,916)	$1,756	$(7,082)	$(3,123)
Net income (loss) per share:
Basic	$(0.04)	$0.03	$(0.09)	$(0.05)
Diluted	$(0.04)	$0.03	$(0.09)	$(0.05)
Weighted-average shares used in computing net income (loss) per share:
Basic	80,169	65,018	79,956	65,012
Diluted	80,169	66,451	79,956	65,012

______________________________________

(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Subscription cost of revenue	$174	$—	$320	$—
Professional services and other cost of revenue	99	—	183	—
Sales and marketing	1,243	188	2,040	410
Research and development	1,298	218	2,186	433
General and administrative	1,731	634	2,673	1,256
Total	$4,545	$1,040	$7,402	$2,099

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	June 30,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$177,102	$67,637
Accounts receivable, net of allowances of $978 and $873	58,728	67,642
Contract assets, current	69,301	70,031
Deferred commissions, current	5,355	5,814
Prepaid expenses	7,478	12,768
Other current assets	1,028	3,774
Total current assets	318,992	227,666
Noncurrent assets:
Property and equipment, net	10,342	11,183
Goodwill	418,660	417,696
Intangible assets, net	182,623	187,868
Contract assets, noncurrent	15,400	15,979
Deferred commissions, noncurrent	7,740	7,856
Deferred income taxes, net	2,628	2,755
Operating lease right-of-use assets	13,789	—
Other noncurrent assets	1,583	1,808
Total noncurrent assets	652,765	645,145
Total assets	$971,757	$872,811
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,038	$1,118
Accrued expenses and other current liabilities	9,251	9,302
Accrued compensation	9,854	18,126
Deferred revenue, current	37,374	45,446
Operating lease liabilities, current	3,311	—
Total current liabilities	64,828	73,992
Noncurrent liabilities:
Deferred revenue, noncurrent	2,590	2,061
Long-term debt, net of current portion	148,889	50,941
Deferred income taxes, net	24,347	30,571
Operating lease liabilities, noncurrent	16,083	—
Other liabilities, noncurrent	1,139	4,775
Total noncurrent liabilities	193,048	88,348
Total liabilities	257,876	162,340
Commitments and contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	80	80
Additional paid-in capital	729,602	718,446
Accumulated other comprehensive loss	(1,063)	(399)
Accumulated deficit	(14,738)	(7,656)
Total stockholders' equity	713,881	710,471
Total liabilities and stockholders' equity	$971,757	$872,811

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities
Net loss	$(7,082)	$(3,123)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	18,028	16,096
Stock-based compensation expense	7,402	2,099
Amortization of deferred commissions	3,761	2,760
Amortization of deferred debt issuance costs	124	424
Operating leases, net	(21)	—
Deferred taxes	(5,280)	(1,471)
Other	186	69
Changes in operating assets and liabilities:
Accounts receivable	8,727	6,044
Contract assets	1,309	(8,169)
Deferred commissions	(3,186)	(3,629)
Prepaid expenses and other current assets	7,186	3,087
Other assets	220	225
Accounts payable	3,894	(376)
Accrued compensation	(8,724)	(4,611)
Accrued expenses and other	2,243	(1,484)
Deferred revenue	(7,543)	123
Net cash provided by operating activities	21,244	8,064
Cash flows from investing activities
Purchases of property and equipment and other	(1,420)	(2,330)
Capitalized software development costs	(6,749)	(4,492)
Acquisition of ShoCard, net of cash acquired of $0	(4,703)	—
Net cash used in investing activities	(12,872)	(6,822)
Cash flows from financing activities
Payment of Elastic Beam contingent consideration	(424)	(1,136)
Payment of deferred offering costs	(295)	(543)
Proceeds from stock option exercises	6,046	978
Payment for tax withholding on equity awards	(1,653)	—
Proceeds from long-term debt	97,823	—
Payment of long-term debt	—	(1,250)
Net cash provided by (used in) financing activities	101,497	(1,951)
Effect of exchange rates on cash and cash equivalents and restricted cash	(406)	220
Net increase (decrease) in cash and cash equivalents and restricted cash	109,463	(489)
Cash and cash equivalents and restricted cash
Beginning of period	68,386	84,143
End of period	$177,849	$83,654

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Gross profit	$42,302	$49,177	$87,990	$87,327
Amortization expense	4,944	3,956	9,546	7,822
Stock-based compensation	273	—	503	—
Non-GAAP Gross Profit	$47,519	$53,133	$98,039	$95,149
Non-GAAP Gross Profit Margin	81%	85%	81%	84%

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Total operating expenses	$48,121	$43,700	$98,163	$83,667
Stock-based compensation	(4,272)	(1,040)	(6,899)	(2,099)
Acquisition related expenses	(30)	(545)	(1,099)	(2,277)
Amortization expense	(3,345)	(3,475)	(6,689)	(6,955)
Non-GAAP Operating Expenses	$40,474	$38,640	$83,476	$72,336

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income (loss)	$(2,916)	$1,756	$(7,082)	$(3,123)
Stock-based compensation	4,545	1,040	7,402	2,099
Acquisition related expenses	30	545	1,099	2,277
Amortization expense	8,289	7,431	16,235	14,777
Provision for income taxes(1)	(3,216)	(2,344)	(6,184)	(4,980)
Non-GAAP Net Income	$6,732	$8,428	$11,470	$11,050
Net income (loss) per share:
Basic	$(0.04)	$0.03	$(0.09)	$(0.05)
Diluted	$(0.04)	$0.03	$(0.09)	$(0.05)
Weighted-average shares used in computing net income (loss) per share:
Basic	80,169	65,018	79,956	65,012
Diluted	80,169	66,451	79,956	65,012
Non-GAAP Net Income per Share:
Basic	$0.08	$0.13	$0.14	$0.17
Diluted	$0.08	$0.13	$0.14	$0.17
Weighted-average shares used in computing Non-GAAP Net Income per Share:
Basic	80,169	65,018	79,956	65,012
Diluted	83,002	66,451	82,590	66,195

_____________________________________

(1) The related tax effects of the adjustments to Non-GAAP Net Income were calculated using the respective statutory tax rates for applicable jurisdictions.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net income (loss)	$(2,916)	$1,756	$(7,082)	$(3,123)
Interest expense(1)	724	4,133	1,230	8,249
(Benefit) provision for income taxes	(2,932)	(178)	(4,876)	(1,241)
Depreciation and amortization	9,177	8,109	18,028	16,096
Stock-based compensation expense	4,545	1,040	7,402	2,099
Acquisition related expense	30	545	1,099	2,277
Other (income) expense, net(2)	(695)	(234)	555	(225)
Adjusted EBITDA	$7,933	$15,171	$16,356	$24,132
Adjusted EBITDA Margin	13%	24%	14%	21%

______________________________________

(1) Includes amortization of debt issuance costs.

(2) Includes gains and losses from transactions denominated in a currency other than the functional currency, interest income and other income (expense).

	Six Months Ended June 30,
	2020	2019
Net cash provided by operating activities	$21,244	$8,064
Add:
Cash paid for interest	1,186	7,739
Less:
Purchases of property and equipment	(1,420)	(2,330)
Capitalized software development costs	(6,749)	(4,492)
Unlevered Free Cash Flow	$14,261	$8,981
Net cash used in investing activities	$(12,872)	$(6,822)
Net cash provided by (used in) financing activities	$101,497	$(1,951)
Cash paid for Elastic Beam compensation and bonus retention payments	$4,173	$4,868

Reconciliation of Unlevered Free Cash Flow Guidance for the Three Months Ended September 30, 2020:

	Three Months Ended September 30, 2020
	Low	High
Net cash used in operating activities	$(7,345)	$(5,345)
Add:
Cash paid for interest	800	800
Less:
Purchases of property and equipment	(250)	(250)
Capitalized software development costs	(3,205)	(3,205)
Unlevered Free Cash Flow	$(10,000)	$(8,000)

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY BUSINESS METRICS
(In thousands)

	June 30,		Change
	2020	2019	$	%

	(dollars in thousands)
ARR	$235,232	$197,990	$37,242	19%

Contacts

Investor Relations Contact:

Nick Allen

Tel: 720.728.1007

investor@pingidentity.com

Media Contact:

Kristin Miller

press@pingidentity.com

Source: Ping Identity